SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure

Time Warner Telecom Inc. intends to use the investor presentation set forth in Exhibit 99.1 in discussions with investors.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit	99.1 Investor Presentation, May 3, 2004 by Time Warner Telecom Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By: /s/ Tina Davis
Name:	Tina Davis
Title: Vice President and Deputy General Counsel

Dated: May 3, 2004

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EXHIBIT INDEX

Exhibit No.	Description of the Exhibit
99.1	Investor Presentation issued May 3, 2004 by Time Warner Telecom Inc.

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